SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2003

EVERCEL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-14919 (Commission File Number)	06-1528142 (IRS Employer Identification No.)

5 Pond Park Road, Hingham, Massachusetts (Address of Principal Executive Offices)	02043 (Zip Code)

                                             (781) 741-8800
(Registrant's telephone number, including area code)

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            Evercel, Inc. has made public its results for the three months ended September 30, 2003, on the press release attached as exhibit 99.1.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 20, 2003

EVERCEL, INC.

By: /s/Anthony P. Kiernan
      Anthony P. Kiernan
      Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 19, 2003